UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2022

Mister Car Wash, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40542	47-1393909
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 E. 5th Street
Tucson, Arizona		85705
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 520 615-4000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	MCW	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 25, 2022, and effective as of that date, Mister Car Wash, Inc. (the “Company”) filed a Change of Registered Agent and/or Registered Office (the “Certificate of Change”) with the Secretary of State of the State of Delaware to change the Company's registered agent to Corporation Service Company, and its registered office to 251 Little Falls Drive, in the City of Wilmington, County of New Castle, Delaware 19808. The Certificate of Change was approved by the Company's board of directors (the “Board”) in accordance with Delaware law and has the effect of amending Article II of the Amended and Restated Certificate of Incorporation of the Company. A copy of the Certificate of Change is attached hereto as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

In addition, on May 25, 2022, and effective as of that date, the Company filed an Amended and Restated Certificate of Incorporation (the “Restated Certificate”) with the Secretary of the State of Delaware, integrating provisions of the Certificate of Change. The Restated Certificate was approved by the Board in accordance with Delaware law and only restated and integrated, but did not further amend, the Company’s Amended and Restated Certificate of Incorporation. The foregoing description of the Company's Restated Certificate is qualified in all respects by reference to the text of the Restated Certificate, which is filed as Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 25, 2022, the Company held its annual meeting of stockholders (the “Meeting”). A total of 284,700,457 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), were present in person or represented by proxy at the Meeting, representing approximately 94% of the Common Stock outstanding as of the March 31, 2022 record date. Following are the voting results for the proposals considered and voted upon at the Meeting, each of which were described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 12, 2022.

Item 1 – Election of three Class I directors to serve until the Company’s annual meeting of stockholders to be held in 2025 and until their respective successors have been duly elected and qualified.

	Votes FOR	Votes WITHHELD	Broker Non-Votes
John Lai	262,606,505	15,180,933	6,913,019
Jonathan Seiffer	259,797,435	17,990,003	6,913,019
John Danhakl	260,881,565	16,905,873	6,913,019

Item 2 – Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
284,661,342	17,614	21,501	-0-

Based on the foregoing votes, each of John Lai, Jonathan Seiffer and John Danhakl were elected as a Class I director, and Item 2 was approved.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Certificate of Change of Registered Agent and/or Registered Office

3.2	Amended and Restated Certificate of Incorporation of the Company

3.3	Marked Amended and Restated Certificate of Incorporation of the Company

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline Instance XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MISTER CAR WASH, INC.

Date:	May 31, 2022	By:	/s/ Jedidiah Gold
Jedidiah Gold Chief Financial Officer